Exhibit 10.0
Exhibit 23

CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report dated March 5, 2004, included in this Form 10-KSB into the Company’s previously filed Registration Statement File No. 33-93754 on Form S-8.

/s/ Moss Adams LLP

Portland, Oregon
March 29, 2004